SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 18, 2008

                            COLONIAL BANKSHARES, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

         Federal                         0-51385                90-0183739
-----------------------------     ---------------------     ------------------
(State or Other Jurisdiction)     (Commission File No.)     (I.R.S. Employer
 Identification No.)                                         of Incorporation)


2745 S. Delsea Drive, Vineland, New Jersey                        08360
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (856) 205-0058
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events

     On December 18, 2008, the Board of Directors of Colonial Bankshares, Inc. (the "Company") approved amended and restated employment agreements with President and Chief Executive Officer Edward J. Geletka, Executive Vice President and Chief Financial Officer L. Joseph Stella, III, and Executive Vice President and Operations Officer William F. Whelan, and adopted a resolution with respect to the timing of payments under the Company's Bonus Plan. The amendments and resolution were approved and adopted to comply with Section 409A of the Internal Revenue Code of 1986, as amended.

Item 9.01.     Financial Statements and Exhibits

     None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   COLONIAL BANKSHARES, INC.



DATE: December 23, 2008            By:  \s\ L. Joseph Stella
                                        ---------------------------------------
                                        L. Joseph Stella III, CPA
                                        Executive Vice President and
                                          Chief Financial Officer